Business disposals	6 Months Ended
Jun. 30, 2022
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Business disposals

11	Business disposals

In 2021 and 2022, we accelerated the pace of execution on our strategic ambition to be the preferred international financial partner for our clients with the announcements of the planned sales of our retail banking business in France and branch operations in Greece. The planned sales in France and Greece are expected to complete in 2023.
Planned sale of the retail banking business in France
On 25 November 2021, HSBC Continental Europe signed a Framework Agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking business in France.
The sale, which is subject to regulatory approvals and the satisfaction of other relevant conditions, includes: HSBC Continental Europe’s French retail banking business; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement. The sale would generate a pre-tax loss including related transaction costs for HSBC Continental Europe now estimated at €2bn.
At 30 June 2022 a deferred tax liability of €0.4bn was recognised as a consequence of the temporary difference in tax and accounting treatment in respect of the provision for loss on disposal, which was deductible in the French tax return in 2021 but will be accounted for when the disposal group is classified as held for sale in accordance with IFRS 5, at which time the deferred tax liability will reverse. The vast majority of the estimated loss for the write down of the disposal group to fair value less costs to sell will also be recognised when it is classified as held for sale. Subsequently, the disposal group will be re-measured at the lower of carrying amount and fair value less costs to sell at each reporting period. Any remaining gain or loss not previously recognised shall be recognised at the date of derecognition which is currently anticipated to be in 2023.
As at 30 June 2022, the disposal group included total assets of €24.6bn.
Planned sale of the Greece branch operations
On 24 May 2022, HSBC Continental Europe signed a Sale and Purchase Agreement (‘SPA’) for the sale of its branch operations in Greece to Pancreta Bank SA. This followed the completion of the works council consultations. Completion of the transaction is subject to regulatory approval and is currently expected to complete in the first half of 2023.
As at 30 June 2022, €2.1bn in total assets and €2.3bn in total liabilities were reclassified as held for sale in accordance with IFRS 5 and losses and impairments of €0.1bn were recognised.
Planned sale of the bank in Russia
Following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) has entered into an agreement to sell its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company), subject to regulatory approvals.
At 30 June 2022, £1.0bn in total assets and £1.1bn in total liabilities were reclassified as held for sale and loss of £0.1bn was recognised upon reclassification to held for sale in accordance with IFRS 5.